UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Pinnacle West Capital Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PINNACLE WEST
CAPITAL CORPORATION

2022 Proxy Engagement

Forward Looking Statements

This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could," and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: the potential effects of the continued COVID-19 pandemic, including, but not limited to, demand for energy, economic growth, our employees and contractors, vaccine mandates, supply chain, expenses, capital markets, capital projects, operations and maintenance activities, uncollectable accounts, liquidity, cash flows, or other unpredictable events; our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality (including large increases in ambient temperatures), the general economy or social conditions, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; the potential effects of climate change on our electric system, including as a result of weather extremes such as prolonged drought and high temperature variations in the area where APS conducts its business; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation or interpretations of existing legislation or regulations, including those relating to environmental requirements, regulatory and energy policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs through our rates and adjustor recovery mechanisms, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; the ability of APS to achieve its clean energy goals (including a goal by 2050 of 100% clean, carbon-free electricity) and, if these goals are achieved, the impact of such achievement on APS, its customers, and its business, financial condition and results of operations; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, or other catastrophic events, such as fires, explosions, pandemic health events, or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land-owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders.

2

PINNACLE WEST
CAPITAL CORPORATION

THE PINNACLE WEST STORY

Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story

1 ESG leadership

2 Shift to clean

3 Substantive social impact

4 Strong governance

5 Voting items

3

PINNACLE WEST CAPITAL CORPORATION

AT A GLANCE

Arizona's Largest Electric Company

Service Territory[1]

Nevada
Utah
Colorado
LAS VEGAS
Arizona
FARMINGTON
FOUR CORNERS
New Mexico
KINGMAN
FLAGSTAFF
WINSLOW
HOLBROOK
CHOLLA
BAGDAD
PRESCOTT
California
PHOENIX
PALO VERDE
WEST PHOENIX
OCOTILLO
GLOBE
SUNDANCE
REDHAWK
GILA BEND
CASA GRANDE
YUMA
YUCCA
SAGUARO
TUCSON
NOGALES
DOUGLAS
APS Retail Electric Service Territory
Major APS Power Plants
Principal APS Transmission Lines
Major APS Solar Power Plants

[1] As of December 31,2021

Key Facts as of Dec. 31, 2021

Consolidated assets	$22B
Revenues	$3.8B
Market cap	~$8B
Generating capacity owned or leased – year end	~6.3 GW
Customers	1.3M
Current % from clean energy	~50%
Nuclear plant in U.S.	Largest

4

PINNACLE WEST CAPITAL CORPORATION

Attractive Customer Mix and Shifting Generation Profile

Retail Sales Mix[1]

Other
>1%
Residential
50%
Commercial
& Industrial
49%

Energy Mix
– Will Shift Going Forward[1]

Demand Side
Management
15%
Gas
29%
Purchased
5%
Renewable
10%
Coal
16%
Nuclear
25%

[1] As of December 31, 2021.

5

Leading ESG Practices Guide Our Approach – Snapshot

Environmental

- One of two North American electric utility to achieve CDP Leadership scores for Water and Climate[1]
- MSCI ESG "AA" rating[2]
- Reduced carbon by 26% since 2005 and retired over 1,000 MW of coal

Social

- Launched new diversity, equity and inclusion strategy
- 44% of new hires ethnically or racially diverse
- Commitment to support Coal Community Transition Plan

Governance

- 36% of independent directors gender or ethnically diverse
- ESG executive council
- Board oversight of strategy and risk

[1]Pinnacle West is only one of two North American electric utility companies to achieve leadership scores in both climate change and water security out of the 140-plus electric utilities that were scored through CDP's questionnaires in 2021, with nearly 12,000 companies being scored in total.
[2] Report dated April 27, 2021.

6

PINNACLE WEST
CAPITAL CORPORATION

ESG Leadership – 2021 Recognitions

CDP
DISCLOSURE INSIGHT ACTION

A- Score for Climate Change and Water Security

MSCI
ESG RATINGS
AA
CCC | B | BB | BBB | A | AA | AAA

MSCI Upgrades Pinnacle West's ESG Rating to AA[1]

training

Training Magazine

2021 Top 100 Learning and Development Organization

DIVERSITY
LEADERSHIP ◆ ALLIANCE

2021 Inclusive Workplace Award

Named to the annual ranking of the world's **Top 100 Green Utilities** by

Energy Intelligence

U.S. Women in Nuclear®

US Women in Nuclear Leadership Award

[1] As of April 27, 2021

7

PINNACLE WEST
CAPITAL CORPORATION

THE PINNACLE WEST STORY

Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story

1 ESG leadership

2 Shift to clean

3 Substantive social impact

4 Strong governance

5 Voting items

8

PINNACLE WEST CAPITAL CORPORATION

A Clear Plan for Clean Energy Transition-100% clean, carbon-free electricity by 2050

Progress Towards Meeting Clean Energy Commitment[1]

- Announced seasonal operations of Four Corners beginning 2023
- Contracted for nearly 1,400 MWs of clean energy and storage to be in service for APS customers by 2024
- Charted course for healthy mix of APS-owned and third party-owned assets, to be continued through future planned RFPs

Pathway

2005
24%
2019
50%
2030
65%
2050
100%

[1] Since January 2020

9
PINNACLE WEST CAPITAL CORPORATION

Coal Exit Strategy – 7 Years Earlier than Originally Projected

Navajo 315 MW
(now retired)
Cholla 387 MW
2025
Remaining
Four Corners
970 MW
2031[1]
Original projection
2018
2019
2025
2031
2038
Coal Free

[1]Starting in 2023 and subject to the necessary approvals, Four Corners will move to a seasonal operating schedule that will further reduce annual carbon emissions at Four Corners by an estimated 20-25%.

10

PINNACLE WEST
CAPITAL CORPORATION

Coal Exit and Expiring Purchase Contracts Will Create a 6,000 MW Supply-Demand Gap by 2035

Peak Capacity (MW)
12,000
10,000
8,000
6,000
4,000
2,000
0
2020
2023
2026
2029
2032
2035
Total Load Requirements
Existing/Signed Contracts
Existing Owned Resources
6,000 MW[1]
Closing the gap - opportunity

[1] Will need more additions than 6,000 MW due to new resources being paired to meet reliability requirements (i.e. solar with storage requires 100 MW solar plus 100 MW of storage).

11

PINNACLE WEST CAPITAL CORPORATION

Key New Energy Sources to Achieve Goals

Initiatives

- Solar generation
- Wind generation
- Gas as a bridge fuel
- Demand-side management
- Energy storage solutions
- Innovation

Resource Mix Change[1]

	Today		2035
Coal	16%	→	0%
Gas	29%	→	6%-17%
Nuclear	25%	→	16%
Purchased	5%	→	11%
Renewable/ DSM	25%	→	56%-67%

[1] As of December 31, 2021

12

PINNACLE WEST CAPITAL CORPORATION

EXAMPLE OF INNOVATION INNITIATIVE

Pilot Project Exploring Hydrogen as Potential Solution for Long Duration Storage

Profile of Project

Collaborators

- Palo Verde Generating Station and Idaho National Laboratory

Pilot Program

- Examine long-term cost effectiveness of hydrogen production at utility scale

Goal

- Use of hydrogen for long term storage of energy

Possible Scenario for Palo Verde Generating Station

100% Plant Output
Power to hydrogen - stored
Power to grid
Power from storage to grid
Power to grid
Mid-day
Lower demand on grid
Late afternoon/evening
Peak demand

13

PINNACLE WEST CAPITAL CORPORATION

Advancing On Path to 100% Clean Energy – Three-Year Capital Plan of $4.7B

$1.5B
$214
$260
$263
$595
$170
2021
$1.53B
$250
$340
$250
$510
$175
2022E
$1.53B
$270
$330
$210
$530
$185
2023E
$1.65B
$190
$560
$210
$500
$190
2024E
Other Generation
Clean Generation
Transmission
Distribution
Other

Total 2022-2024 $4.7B

2022–2024 as disclosed in the 2021 Annual Report on Form 10-K.

14

PINNACLE WEST CAPITAL CORPORATION

Shift to Clean Energy is a Win, Win, Win, Win

WIN for clean air

- Lower carbon

+

WIN for customers

- Maintain affordability

+

WIN for relations with regulators

- Aligned goals

+

WIN for EPS growth

- Expanded capital base

15

PINNACLE WEST CAPITAL CORPORATION

THE PINNACLE WEST STORY

Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story

1
ESG leadership

2
Shift to clean

3
Substantive social impact

4
Strong governance

5
Voting items

16

PINNACLE WEST CAPITAL CORPORATION

Helping our Communities Thrive Creates Lasting Benefits for our Company

$12.9 Million

We **donated** more than **$12.9 million** in 2021

Community-Minded Employees

Employees pledged **$2 million** to United Way and spent an estimated **91,000 hours volunteering**

24/7 Customer Care Center

Open

Answered **76% of more than 1 million calls** within 30 seconds or less

Customer Assistance

Provide qualified limited income customers a **25% discount** on their bill each month

Heat Relief Strategy

Partnered with local nonprofits to **expand assistance to vulnerable individuals** during Arizona's hot summer months

Arizona Teachers K-12

Gave at total of **$250,000 to 500 Arizona K-12 teachers** to purchase classroom supplies

17

PINNACLE WEST CAPITAL CORPORATION

Customer Driven Initiatives Underway – A Few Examples

Take Charge AZ

- Pilot program to encourage electric vehicle adoption by installing charging stations
- Installed more than 250 chargers in 2021

Customer Advisory Board

- Gathers direct insight from residential customers
- Identify customer concerns to shape solutions

Energy Efficiency

- Demand response programs to reward shift of energy usage to lower-cost times
  - smart thermostats
  - residential battery systems
  - grid-interactive water heaters

18

PINNACLE WEST CAPITAL CORPORATION

Supporting our People to Strengthen our Company

- Virtually hosted **69 summer interns** with a diversity rate of **68%** in 2021
- **Robust employee engagement**, including **10 Employee Network Groups**
- Average **employee tenure of approx. 13 years in 2021** due to strong talent strategy
- Total **turnover for 2021 was 9.8%** (4.1% of which were related to retirements)
- **Annual** and focused **quarterly pulse surveys** allow us to gather employee feedback, identify opportunities for improvement and compare our performance to other companies

19

PINNACLE WEST
CAPITAL CORPORATION

Enhanced Diversity, Equity and Inclusion Unites Our Team

Employee Diversity in 2021

- **33%** are ethnically or racially diverse
- **25%** are female
- **16%** are veterans

New Hires in 2021

- **44%** were ethnically or racially diverse
- **37%** were female
- **10%** were veterans

Female Officers In 2021

- **40%** of all officers are female
- **First** female Chief Nuclear Officer at Palo Verde

DEI Strategy

In 2021, we launched our **DEI Strategy.** Key activities in 2021:

- Four-part **leadership education series** for all officers
- Company-wide **Inclusion Calendar**
- APS was honored with the **2021 Inclusive Workplace Award**

20

PINNACLE WEST
CAPITAL CORPORATION

THE PINNACLE WEST STORY

Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story

1	2	3	4	5
ESG leadership	Shift to clean	Substantive social impact	Strong governance	Voting items

21

PINNACLE WEST CAPITAL CORPORATION

Robust Shareholder Rights Reflect Investor Feedback

- **Threshold to call a special meeting of shareholders set at 15%**
- **Annual elections** of all directors with cumulative voting
- **No poison pill plan** or similar anti-takeover provision in place
- **No supermajority provisions** in our Articles of Incorporation or Bylaws
- **Proxy access rights** allowing up to 20 shareholders owning 3% of our outstanding stock for at least 3 years to nominate up to 25% of the Board

22
PINNACLE WEST
CAPITAL CORPORATION

Our Strong Governance Enables Successful Execution

Board Independence

- Ten of our eleven director nominees are **independent**
- **Robust Board refreshment,** with director retirement policy

Board Oversight

- Defined **oversight of environmental, social and governance practices** by the Corporate Governance and Public Responsibility Committee
- Robust management **succession planning**
- Board oversight of **strategy and risk**

23

PINNACLE WEST
CAPITAL CORPORATION

Diverse Board Representation

- **36%** of independent directors **gender or ethnically diverse**
- Diversity in skills, knowledge and expertise
- **Average tenure will be 8.0**[1] years

[1] As of May 18, 2022

24

PINNACLE WEST CAPITAL CORPORATION

Executive Compensation Linked to Shareholder Priorities

- Substantial proportion of target compensation **is at risk**
- **Earnings per share performance** and **clean megawatts installed** metrics added to 2022 Performance Share grants replacing relative operational metrics
- **Anti-hedging** and **anti-pledging policies**
- **Stock ownership guidelines** for all Named Executive Officers
- **Clawback policy** for executive officers

25

PINNACLE WEST CAPITAL CORPORATION

THE PINNACLE WEST STORY

Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story

1	2	3	4	5
ESG leadership	Shift to clean	Substantive social impact	Strong governance	Voting items

26

PINNACLE WEST CAPITAL CORPORATION

Voting Items and Board Recommendations

1 To elect eleven directors to serve until the 2023 Annual Meeting of Shareholders.
– **FOR each director nominee**

2 To hold an advisory vote to approve executive compensation.
– **FOR**

3 To ratify the appointment of our independent accountant for the year ending December 31, 2022.
– **FOR**

4 To approve a shareholder proposal asking the Company to amend its governing documents to reduce the ownership threshold to 10% to call special shareholder meetings, if properly presented at the meeting

- **AGAINST**

27
PINNACLE WEST CAPITAL CORPORATION

PINNACLE WEST ANNUAL SHAREHOLDER MEETING AND VOTING SUMMARY

The Company's 2022 Annual Meeting of Shareholders ("Annual Meeting") will be held at 1:30 p.m. Eastern Daylight Time (10:30 a.m., Arizona time), on Wednesday, May 18, 2022. The Annual Meeting will not be held at a physical location, but instead will be held virtually, where shareholders will participate by accessing a website using the internet. The Annual Meeting can be accessed at www.virtualshareholdermeeting.com/PNW. All shareholders of record at the close of business on March 10, 2022, are entitled to notice of and to vote at the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on the proxy card, the Internet Notice or the voting instruction form. You also will be able to vote your shares electronically during the Annual Meeting (other than shares held through our 401(k) Plan, which must be voted prior to the meeting).

Voting Instructions:
By Internet Before the Meeting at www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date specified below. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

By Internet During the Meeting at www.virtualshareholdermeeting.com/PNW
Have the information that is printed in the box marked by the arrow available and follow the instructions. Shares held in the Pinnacle West 401(k) Plan cannot be voted during the Annual Meeting.

By Phone Before the Meeting 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date specified below. Have your proxy card in hand when you call and then follow the instructions.

For shares held in the Pinnacle West 401(k) Plan, the cut-off date is 11:59 p.m. Eastern Daylight Time, May 15, 2022. Registered and Beneficial shareholder cut-off date is 11:59 p.m. Eastern Daylight Time, May 17, 2022

By Mail Before the Meeting
You may vote by mail by promptly marking, signing, dating and mailing your proxy card or voting instruction form. (A postage-paid envelope is provided for mailing in the United States.)

PINNACLE WEST CAPITAL CORPORATION ATTN: SHAREHOLDER SERVICES 400 NORTH FIFTH STREET, STA 8602 PHOENIX, AZ 85004	Your Vote Counts! PINNACLE WEST CAPITAL CORPORATION 2022 Annual Meeting Vote by May 17, 2022 11:59 PM EDT. For shares held in a Savings Plan, vote by May 15, 2022 11:59 PM EDT.

D68754-P64991-Z81603

You invested in PINNACLE WEST CAPITAL CORPORATION and it's time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 18, 2022.

Get informed before you vote
View the Notice and Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting these documents prior to May 4, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* May 18, 2022 1:30 p.m. EDT
Virtually at: www.virtualshareholdermeeting.com/PNW

*	Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items				Recommends
1.	Election of Directors
Nominees:
	01) Glynis A. Bryan	05) Dale E. Klein, Ph.D.	09) William H. Spence	For
	02) Gonzalo A. de la Melena, Jr.	06) Kathryn L. Munro	10) James E. Trevathan, Jr.
	03) Richard P. Fox	07) Bruce J. Nordstrom	11) David P. Wagener
	04) Jeffrey B. Guldner	08) Paula J. Sims
2.	Advisory vote to approve executive compensation as disclosed in the 2022 Proxy Statement.			For
3.	Ratify the appointment of the independent accountant for the year ending December 31, 2022.			For
4.	A shareholder proposal asking the Company to amend its governing documents to reduce the ownership threshold to 10% to call a special shareholder meeting, if properly presented at the meeting.			Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D68755-P64991-Z81603

Let's Vote on it.
Let your proxy vote be heard.
PINNACLE WEST
CAPITAL CORPORATION
YOUR VOTE MATTERS.
We've made it easy, so take two minutes right now to vote using your preferred device.
PHONE
TABLET
PC
Go to:
Proxyvote.com
P64565-EPN

Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission ("SEC") permits companies to send the enclosed "Notice" instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company's proxy materials, vote online and request a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company's costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the *Get informed before you vote* section of the Notice.

Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

Yes you can. Go to www.proxyvote.com and select "Email" in the Delivery Settings section.

For more information about the SEC's Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

Let's vote on it.
Let your proxy vote be heard.
PINNACLE WEST
CAPITAL CORPORATION
YOUR VOTE MATTERS.
We've made it easy, so take two minutes right now to vote using your preferred device.
PHONE
TABLET
PC
Go to:
Proxyvote.com
Call:
1-800-690-6903
P64565-EPB

PINNACLE WEST CAPITAL CORPORATION

NYSE PNW $77.54 -0.02
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HOME | ABOUT US | INVESTORS | NEWSROOM | CORPORATE RESPONSIBILITY | ANNUAL MEETING

Annual Meeting of Shareholders

Meeting Information

Date and Time

May 18, 2022, 01:30 PM EDT (10:30 AM Arizona time)

Add to calendar

Place

Online at www.virtualshareholdermeeting.com/PNW

Who Can Vote

VOTE NOW

Pinnacle West Capital Corporation combines a solid foundation and a clear strategy to build shareholder value.

- Focus on customer satisfaction and deep community involvement
- Superior reliability and operating performance across our business
- Strong credit metrics and financial health
- Intelligent investments to support a growing Arizona

VOTING ITEMS		BOARD RECOMMENDATION
Proposal 1	To elect eleven directors to serve until the 2023 Annual Meeting of Shareholders	FOR each director nominee
Proposal 2	To hold an advisory vote to approve executive compensation	FOR
Proposal 3	To ratify the appointment of our independent accountant for the year ending December 31, 2022	FOR
Proposal 4	A shareholder proposal asking the Company to amend its governing documents to reduce the ownership threshold to 10% to call special shareholder meetings, if properly presented at the meeting	AGAINST

2022 Proxy Statement

2021 Annual Report

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